UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 6, 2005

ISCO INTERNATIONAL, INC.

(Exact Name of Issuer as Specified in Charter)

DELAWARE	000-22302	36-3688459
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1001 Cambridge Drive, Elk Grove Village, ILLINOIS 60007

(Address of Principal Executive Offices)

(847) 391-9400

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01. Other Events.

On January 6, 2005, the Company announced that Mr. John S. Thode is joining the management team and will become the Company’s President and Chief Executive Officer. Mr. Thode, 47, is a 25-year Motorola executive and most recently served as Vice President & General Manager, 3G Consumer Products, Personal Communications Sector, where he created Motorola’s UMTS product Lines. Prior to that Mr. Thode was Senior Director & General Manager, Wireless Access Systems Division.

Dr. Amr Abdelmomen, the current Chief Executive Officer and Chief Technology Officer will remain the Company’s Chief Technology Officer and a member of the Board of Directors.

Separately, the Company announced preliminary unaudited revenues for the quarter ended December 31, 2004 and the full year ended December 31, 2004.

A copy of the press release that includes these announcements is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

The following exhibits are filed with this Form 8-K:

(c)	Exhibit No.	Description
	99.1	Press Release dated January 6, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISCO INTERNATIONAL, INC.

Date: January 7, 2005	By:	/s/ Frank Cesario
Frank Cesario Chief Financial Officer

Index of Exhibits

Exhibit No.	Description
99.1*	Press Release dated January 6, 2005.

*	Filed herewith